UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    August 6, 2007

METRETEK TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12014 (Commission File Number)	84-1169358 (I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina (Address of principal executive offices)	27587 (Zip code)
Registrant’s telephone number, including area code:    (919) 556-3056
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On August 8, 2007, Metretek Technologies, Inc., a Delaware corporation (the “Company”), issued a press release announcing that it intends to change its name to PowerSecure International, Inc. and to transfer the listing of its Common Stock, par value $.01 per share (“Common Stock”), to the NASDAQ Stock Market LLC (“NASDAQ”) from the American Stock Exchange (the “Amex”). The Company anticipates that its Common Stock will commence trading on NASDAQ under the trading symbol “POWR,” and its name change will become effective, on August 22, 2007. A copy of the press release is attached as Exhibit 99.1 hereto.
     On August 6, 2007, the Company received notice from NASDAQ that its Common Stock was approved for listing and trading on NASDAQ.
     On August 7, 2007, the Company informed the Amex that the Company intends to voluntarily transfer the listing of its Common Stock to the NASDAQ and requested that the Amex cease trading of the Common Stock, effective on August 22, 2007.
Item 5.03     Amendments to Articles of Incorporation or Bylaws: Changes in Fiscal Year.
     As disclosed above in Item 3.01, on August 8, 2007, the Company issued a press release announcing that it intends to change its name to PowerSecure International, Inc. on August 22, 2007.
     The change in the Company’s name has been approved by the Board of Directors of the Company but does not require stockholder approval. As permitted by Section 253 of the General Corporation Law of the State of Delaware, the name change will be effected through the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, causing PowerSecure International, Inc., a wholly-owned subsidiary of the Company formed for the sole purpose of effecting the name change, to be merged with and into the Company, which will be the surviving corporation of that merger. The Certificate of Ownership and Merger will amend Article First of the Company’s Second Amended and Restated Certificate of Incorporation (“Second Restated Certificate”) to change the Company’s name to PowerSecure International, Inc. Except for the name change, the Company’s Second Restated Certificate was not affected by the merger.
     In connection with the change in the Company’s name, the Company’s Common Stock will be assigned the new CUSIP number “73936N 10 5” The name change will not affect the outstanding shares of the Company’s Common Stock or the rights of the holders thereof, and stockholders are not required to exchange currently outstanding stock certificates for new stock certificates.
Item 9.01     Financial Statements and Exhibits.
     (d)  Exhibits

99.1	Press release issued on August 8, 2007 by Metretek Technologies, Inc. announcing its proposed name change and transfer of stock listing

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRETEK TECHNOLOGIES, INC.
By:	/s/ Sidney Hinton
Sidney Hinton
President and Chief Executive Officer

Dated: August 8, 2007

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